As filed with the Securities and Exchange Commission on May 1, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K
____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2017

THE EUROPEAN EQUITY FUND, INC.

(Exact name of registrant as specified in its charter)

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Maryland	811-04632	26-0529973
(State or other Jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 295-1000

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On April 28, 2017, the Board of Directors of the Registrant approved Amended and Restated Bylaws of the Registrant, effective April 28, 2017 except that certain of the changes will not become effective unless the Registrant’s stockholders approve changes to the Registrant’s investment objective and fundamental investment policies at the Registrant’s annual meeting of stockholders scheduled to be held on June 27, 2017. The Amended and Restated Bylaws are filed as Exhibit 99.1 to this Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits.

Exhibit

Number	Description
99.1	Registrant’s Amended and Restated Bylaws as of April 28, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2017	The European Equity Fund, Inc.

/s/John Millette
Name: John Millette
Title: Secretary

EXHIBIT INDEX

Exhibit

Number Description

99.1       Registrant’s Amended and Restated Bylaws as of April 28, 2017

4